UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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Definitive Information Statement

TARGET PORTFOLIO TRUST
(Name of Registrant As Specified In Its Charter)
(Name of Person(s) Filing Information Statement, if other than Registrant)
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule a 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.prudentialfunds.com/info.

THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT

April __, 2012

To the Shareholders:

On November 30-December 1, 2011, at a regular meeting of the Board of Trustees of The Target Portfolio Trust (TPT or the Trust), the trustees approved the addition of Emerald Mutual Fund Advisers Trust (Emerald or the Subadviser) as a second subadviser for the Small Capitalization Growth Portfolio (SCG or the Portfolio).

Prudential Investments LLC (PI or the Manager) has entered into a new subadvisory agreement with Emerald dated and effective January 18, 2012. The Portfolio’s current subadviser, Eagle Asset Management, will continue as a subadviser for the Portfolio. By using multiple subadvisers, the Manager seeks long-term benefits from a balance of different investment disciplines.

This information statement describes the circumstances surrounding the Trustees' approval of the new subadvisory agreement and provides you with an overview of the terms. PI will continue as your Portfolio's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in ownership of the previous subadviser and the new subadvisory agreement.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.prudentialfunds.com/info.

THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT

April __, 2012

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the Small Capitalization Growth Portfolio (SCG or the Portfolio), a series of The Target Portfolio Trust (TPT or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits the Portfolio’s investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust.
The Trust’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The Trust’s principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.

Prudential Investments LLC (PI or the Manager) has entered into a new subadvisory agreement with Emerald Mutual Fund Advisers Trust (Emerald or the Subadviser) dated and effective January 18, 2012 (the Subadvisory Agreement).

The Portfolio’s current subadviser, Eagle Asset Management (Eagle), will continue as a subadviser for the Portfolio. By using multiple subadvisers, the Manager seeks long-term benefits from a balance of different investment disciplines. The subadvisory agreement with Eagle with respect to the Portfolio was last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 7, 2011.

The Portfolio will pay for the costs associated with preparing and distributing this information statement. The Portfolio is providing this information statement to shareholders investing in the Portfolio as of December 12, 2011. This information statement will be mailed on or about April __, 2012.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Prudential Mutual Funds Services LLC, P.O. Box 02940, Providence, RI 02940Gateway or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C.

SUBADVISORY AGREEMENT

Emerald is a wholly-owned subsidiary of Emerald Advisers, Inc. (“Emerald Advisers”). Information on the management of Emerald and other funds managed by Emerald is set forth in Exhibit B.

Board Consideration of Subadvisory Agreement:

Approval of a New Subadvisory Agreement

The Board consists of ten (10) individuals, eight (8) of whom are Independent Trustees. The Board is responsible for the oversight of the Portfolio and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established two standing committees in connection with the governance of the Trust: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by an Independent Trustee.
At a November 30 – December 1, 2011 meeting of the Board, including all of the Independent Trustees, considered and approved the Subadvisory Agreement, which will serve as a second subadviser for the Fund to complement Eagle Asset Management Inc., the current subadviser for the Fund.

In approving the agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Subadviser; any relevant comparable performance information; the fees proposed to be paid by the Manager to Emerald under the agreement; and the potential for economies of scale that may be shared with the Portfolio and its shareholders.  In connection with its deliberations, the Board considered information provided by the Manager and Emerald at or in advance of the meetings on November 30-December 1, 2011.  In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreement.
The Trustees determined that the overall arrangements between the Manager and Emerald, pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreement are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services to be provided to the Portfolio by Emerald under the Subadvisory Agreement, namely that Emerald would provide day-to-day fund management services to a portion of the Portfolio and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that the nature and extent of the services to be provided to the Portfolio under the Subadvisory Agreement were substantially similar to those provided by Eagle under its subadvisory agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Emerald fund management team. The Board met with representatives from Emerald and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of a portion of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Emerald. The Board noted that it received a favorable compliance report from the Portfolio’s Chief Compliance Officer (CCO) as to Emerald.
The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Emerald and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Emerald under the new Subadvisory Agreement.

Performance of the Portfolio

The Board received and considered information regarding the performance of other investment companies managed by Emerald utilizing an investment style and strategy similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of Emerald in the proposal strategy.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Emerald under the proposed new subadvisory agreement. The Board also considered, among other things, the fee rates payable to Emerald by other funds with an investment objective similar to that of the Portfolio. The Board noted that PI, not the Portfolio, pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of management fees paid by the Fund. Instead, any increase or decrease in the subadvisory fee rate will increase or decrease, as applicable, the net fees retained by PI.

The Board considered the proposed subadvisory fees of 0.45% of the Portfolios’s first $100 million of average daily net assets and 0.40% of average daily net assets in excess of $100 million to be paid by the Manager to the Subadviser. The Board noted that the proposed fee for Emerald is based on combined assets that include the assets of another fund subadvised by the Manager and that the rate is substantially similar to the rate paid to the other subadviser to the Fund.  The Board concluded that the proposed subadvisory fee was reasonable.

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Subadviser’s Profitability

Because the engagement of Emerald is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board considered the potential for Emerald to experience economies of scale as the amount of assets of the Portfolio managed by the new subadviser increased in size.  The Board considered that the proposed subadvisory fee for Emerald would include breakpoints in the fee rate paid by the Manager to Emerald, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets of the Portfolio managed by Emerald increased in size.  The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Emerald and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Emerald included the ability to use soft dollar credits, brokerage commissions received by affiliates of Emerald, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Emerald were consistent with the types of benefits generally derived by subadvisers to mutual funds.

***

After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreement was in the best interest of the Portfolio and its shareholders.

Terms of the Subadvisory Agreement

The Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Emerald is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Emerald will provide the Manager with all books required to be maintained by an investment subadviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with the Manager, and (3) the Subadvisory Agreement may be terminated at any time by the subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance or bad faith in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Emerald will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Under the Subadvisory Agreement, Emerald is compensated by the Manager (and not the Portfolio) for the portion of assets it manages under the following annual rates:

Portfolio	Fee Rate	Fees for the fiscal year ended October 31, 2011
Small Capitalization Growth Portfolio	0.45% of combined average daily net assets up to $100 million; and 0.40% of combined average daily net assets over $100 million [1]	N/A*

* Because the engagement of Emerald is new, there is no historical data with regard to its arrangements with the Portfolio.

Information about Other Subadvisers and Subadvisory Agreements

Emerald co-subadvises the Portfolio along with another subadviser. The current subadvisory agreement with the other subadviser provides for compensation as follows:

Subadviser	Fee Rate	Fees for the fiscal year ended October 31, 2011
Eagle Asset Management	0.50% of combined average daily net assets up to $50 million; and 0.45% of combined average daily net assets over $50 million [2]	$412,247

1 Combined assets are assets in the retail and insurance funds portfolios subadvised by Emerald that are managed by Prudential Investments LLC and AST Investment Services, Inc. that have substantially the same investment strategy (i.e., SCG and AST Small Cap Growth Portfolio).

2 For purposes of the subadvisory fee calculation, the assets managed by Eagle are aggregated and combined with the retail funds managed by PI for which Eagle serves as Subadviser and are managed pursuant to substantially the same investment strategy (i.e., SCG and Target Asset Allocation Funds’ Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund). The subadvisory fee calculation payable to Eagle for SCG is the same as that for Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund.

2

MANAGEMENT OF THE TRUST

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust’s investment manager. As of December 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and had aggregate assets of approximately $160.5 billion.

PI serves as the Trust’s Manager under a management agreement (the Management Agreement) dated as of January 1, 2006.

The Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 7, 2011 .

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust, PI, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Trust. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust’s custodian and transfer agent. The management services of PI to the Trust are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Trust, PI bears the following expenses:

•

the salaries and expenses of all of its and the Trust’s personnel except the fees and expenses of i ndependent board members; all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by a Trust as described below; and

•	the fees, costs and expenses payable to any investment subadviser(s) pursuant to a subadvisory agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;

•	the fees and expenses of independent board members; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

•	the charges and expenses of the Trust’s legal counsel and independent auditors and of legal counsel to the Independent Trustees ; brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•	all taxes and corporate fees payable by the Trust to governmental agencies;

•	the fees of any trade associations of which the Trust may be a member;

•	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Trust;

•	the cost of fidelity, directors and officers and errors and omissions insurance; the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and

•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PI or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Fees payable under the Management Agreement are computed daily and paid monthly. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust’s total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable fee rate and the management fees received by PI from the Trust for the last completed fiscal year.

Portfolio	Fee Rate	Fees for the fiscal year ended October 31, 2011
Small Capitalization Growth Portfolio	0.60% on average daily net assets	$587,312

Information about PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

Directors and Officers of PI

The principal occupations of PI’s principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Stuart S. Parker	President

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	President, and Chief Executive Officer

President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres	Assistant Treasurer and Senior Vice President

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Custodian

The Bank of New York Mellon (BNY), One Wall Street, New York, New York 10286, serves as Custodian for the Trust’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States

Transfer Agent and Shareholder Servicing Agent

PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
The Trust’s Board has appointed BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) as sub-transfer agent to the Trust . PMFS has contracted with BNY Mellon Asset Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate BNY Mellon Asset Servicing for such services.
For the most recently completed fiscal year, the Portfolio incurred the following approximate amount of fees for services provided by PMFS:

Portfolio	Amount Paid
Small Capitalization Growth Portfolio	$63,000

Brokerage

The Portfolio did not pay any commission to affiliated broker dealers for the fiscal year ended October 31, 2011.

Shareholder Proposals

Target Portfolio Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: April __, 2012

3

EXHIBIT A

The Target Portfolio Trust
Small Capitalization Growth Portfolio
SUBADVISORY AGREEMENT

Agreement made as of this 18th day of January, 2012 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Emerald Mutual Fund Advisers Trust (the Subadviser or Emerald), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated December 23, 2004 (the Management Agreement) with The Target Portfolio Trust, a Delaware statutory trust (the Trust) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Small Capitalization Growth Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.     (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. , The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b)

The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)     The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(d)

The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e)

The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f)	Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)	The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)

The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)	The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser hasknowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(j)	The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2.

The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.

The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4.

For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.

(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Manager expressly acknowledges that the Subadviser is a Massachusetts business trust formed under a declaration of trust and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6.

Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.     Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 3175 Oregon Pike, Leola, PA 17540, Attention: Kenneth G. Mertz II, President with a copy to John Thompson, Senior Vice President at the same address.

9.     Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.     During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11.      The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. ,.  The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12.      In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser.

13.      The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14.     This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
15.     This Agreement shall be governed by the laws of the State of New York.

16.     The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17.     This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18.     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:

Name: Scott E. Benjamin
Title: Executive Vice President

EMERALD MUTUAL FUND ADVISERS TRUST

BY:

Name: Kenneth G Mertz II

Title: President

A-1

Schedule A
SMALL CAPITALIZATION GROWTH PORTFOLIO

As compensation for services provided by Emerald Mutual Fund Advisers Trust (Emerald), Prudential Investments LLC (PI) will pay Emerald a fee equal, on an annualized basis, to the following:

Fund Name	Fee on Combined Average Daily Net Assets*
Small Capitalization Growth Portfolio	0.45% of combined average daily net assets up to $100 million; and 0.40% of combined average daily net assets over $100 million *

*Combined assets are assets in the portfolios subadvised by Emerald Mutual Fund Advisers Trust that are managed by Prudential Investments LLC, or by Prudential Investments LLC and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., the Fund and AST Small Cap Growth Portfolio, a series of Advanced Series Trust).

Dated as of January 18, 2012

A-2

Exhibit B

MANAGEMENT OF EMERALD MUTUAL FUND ADVISERS TRUST

Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald to serve in a sub-advisor capacity for mutual fund and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2011, Emerald Advisers had approximately $1.5 billion in assets under management. Emerald Advisers is located at 3175 Oregon Pike, Leola, PA 17540.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of Emerald.

Name and Address*	Position with and Principal Occupation
Kenneth G. Mertz II	President, Chief Investment Officer, and Portfolio Manager
Daniel W. Moyer IV	Executive Vice President and Treasurer
Stacey Sears	Vice President, Secretary, and Portfolio Manager
Joseph Garner	Vice President and Portfolio Manager
Joseph Besecker	Vice President and Portfolio Manager
James Meehan	Chief Compliance Officer

*The address of each person listed above is Emerald Advisers, Inc., 3175 Oregon Pike, Leola, PA 17540, unless otherwise noted.

COMPARABLE FUNDS FOR WHICH EMERALD MUTUAL FUND ADVISERS TRUST SERVES AS ADVISER AND/OR SUB-ADVISER

[Emerald: clarify table below]

Portfolio	$ Assets (as of 12/31/11)	Annual Fee Paid to Emerald (as a percent of average daily net assets)
AST Small-Cap Growth Portfolio	512.9 Million	0.45% of combined average daily net assets up to $100 million; and 0.40% of combined average daily net assets over $100 million*
Principal Funds, Inc. SmallCap Growth Fund II	$137.0 Million	0.50% on the first $200 million, and 0.45% thereafter
Principal Variable Contracts Funds, Inc. SmallCap Growth II	$35.0 Million	0.50% on the first $200 million, and 0.45% thereafter
Forward Growth Fund	$106.0 Million	0.40% on all assets

* Combined assets are assets in the insurance and retail funds portfolios subadvised by Emerald that are managed by Prudential Investments LLC and/or AST Investment Services, Inc. that have substantially the same investment strategy (i.e., AST Small Cap Growth Portfolio and the Portfolio).

B-1

Exhibit C

SHAREHOLDER INFORMATION

As of February 10, 2012, the Trustees and officers of the Portfolio, as a group, owned less that 1% of the outstanding shares of the Portfolio.

As of February 10, 2012, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

Beneficial Owner Name	Registration	Share Class	Shares / Percentage
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	3,392,881 / 94.72%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Pl Prudential SmartSolution IRA	280 Trumbull St Hartford, CT 06103	R	4,894,818 / 100%

C-